UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

      March 31, 2014

MYSKIN, INC.
(Exact name of registrant as specified in charter)

California
(State or other Jurisdiction of Incorporation or Organization)

000-54582	10235 Woodrose Lane Highlands Ranch, CO 80129	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 904-9296
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 2014 the Company sold all right, title and interest in the tangible and intangible assets, trademarks, customer lists, intellectual property and rights, which it owned and were related to the advanced skin care business since the Company has entered into a new business and no longer has any use for these assets. The assets were sold to MySkin Services, Inc. (“MTA”), a business partly owned by Marichelle Stoppenhagen, a former officer and director of the Company in exchange for the $15,000 payable which the Company owed to Marichelle Stoppenhagen and/or MTA.  In addition, MTA assumed all costs associated with these assets starting on March 31, 2014.

A copy of the Asset Assignment and Purchase Agreement dated March 31, 2014 is attached as an exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits:

Exhibit Number	Description

10.1	Asset Assignment and Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYSKIN, INC.

Date:  April 3, 2014

By:

/s/ Paul Enright

Paul Enright

President

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